UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2022

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSPN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

As previously announced, OneSpan Inc. (the “Company”) began a review of its operations while developing a new multi-year strategic plan (the “Plan”) in August 2021. On December 16, 2021, the board of directors of the Company (the “Board”) approved the first phase (“Phase One”) of the Plan. Phase One was designed to advance the Company’s operating model, streamline its business, and enhance its capital resources. Phase One began and was substantially completed during the first quarter of 2022. As part of Phase One, the Company reduced headcount by eliminating positions in certain areas and recorded $2.7 million of charges during the first quarter of 2022. The cash payments associated with the charges incurred in connection with Phase One are expected to be substantially completed in 2022. Phase One is expected to result in approximately $10 million to $12 million of annualized savings.

On May 12, 2022, the Board approved additional actions related to the Plan through the year ending December 31, 2025 (“Phase Two”). Phase Two consists solely of headcount-related actions and is designed to continue to advance the Company’s operating model, streamline its business, and enhance its capital resources.

In connection with Phase Two, the Company expects to record total charges of approximately $10 million to $17 million during the period covering the last three quarters of 2022 through the year ending 2025. The charges will be entirely for severance and related benefit costs associated with reduced headcount. All such charges are expected to result in future cash expenditures. Phase Two is expected to result in approximately $20 million to $25 million of annualized savings. The Company believes the cost savings identified in Phase One and Phase Two, which are included in its three-year plan, will provide financial flexibility in its core products and advance its go-to-market strategies. The Company further expects the actions taken under the Plan will advance the Company’s long-term goal of accelerating revenue growth in a recurring revenue business model.

Item 8.01 Other Events.

On May 12, 2022, the Board terminated the stock repurchase program adopted by the Board on June 10, 2020 and adopted a new stock repurchase program (the “Repurchase Program”) under which the Company is authorized to repurchase up to $50 million of the Company’s issued and outstanding shares of common stock, exclusive of any fees, commissions, or other expenses related to such repurchases, on or prior to May 11, 2024. The Repurchase Program does not require the Company to acquire a specific number of shares, and the Repurchase Program may be modified, suspended from time to time, or terminated.

Share purchases under Repurchase Program may take place in open market transactions or in privately negotiated transactions and may be made from time to time depending on market conditions, share price, trading volume, and other factors. The timing of any repurchases and the amount of common stock repurchased in any transaction is subject to the Company’s sole discretion and will depend upon market and business conditions, applicable legal and credit requirements and other considerations that management considers relevant.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of applicable U.S. securities laws, including statements regarding the expected effects of the Company’s cost reduction actions, the anticipated amount and timing of charges and cash expenditures associated with the Company’s cost reduction actions, the expected benefits of cost savings, and the Company’s capital allocation plans and potential repurchases of its common stock. Forward-looking statements may be identified by words such as “seek,” “believe,” “plan,” “estimate,” “anticipate,” “expect,” “intend,” “continue,” “outlook,” “may,” “will,” “should,” “could,” or “might,” and other similar expressions. Actual results, events, and circumstances may differ materially from those expressed or implied by forward-looking statements. Forward-looking statements are subject to risks, uncertainties, and assumptions, including risks such as, without limitation: market acceptance of the Company’s products and solutions and competitors’ offerings; the potential effects of technological changes; the impact of the COVID-19 pandemic and actions taken to contain it; the Company’s ability to effectively manage acquisitions, divestitures, alliances, joint ventures, and other portfolio actions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that the Company has infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; disruption in global transportation and supply chains; reliance on third parties for certain products and data center services; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; actions of activist stockholders; and exposure to increased economic and operational uncertainties from operating a global business; and those factors described in the “Risk Factors” section of our Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission. The Company’s filings with the Securities and Exchange Commission and other important information can be found in the Investor Relations section of the Company’s website at investors.onespan.com. The Company does not have any intent, and disclaims any obligation, to update the forward-looking information to reflect events that occur, circumstances that exist, or changes in the Company’s expectations after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022	ONESPAN INC.

	By:	/s/ Matthew P. Moynahan
	Name:	Matthew P. Moynahan
	Title:	Chief Executive Officer and President

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